UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2019

RETAIL OPPORTUNITY INVESTMENTS CORP.

(Exact Name of Registrant as Specified in Its Charter)

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Maryland (State or other jurisdiction of incorporation)	001-33749 (Commission File Number)	26-0500600 (I.R.S. Employer Identification No.)

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RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

(Exact Name of Registrant as Specified in Its Charter)

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Delaware (State or other jurisdiction of incorporation)	333-189057-01 (Commission File Number)	94-2969738 (I.R.S. Employer Identification No.)

11250 El Camino Real, Suite 200 San Diego, California	(858) 677-0900 (Registrants’ Telephone Number, Including Area Code)	92130 (Zip Code)

Not applicable (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter)

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Name of Registrant	Title of each class	Trading symbol	Name of each exchange on which registered
Retail Opportunity Investments Corp.	Common Stock, par value $0.0001 per share	ROIC	NASDAQ
Retail Opportunity Investments Partnership, LP	None	None	None

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Unsecured Revolving Credit Facility

On December 20, 2019, Retail Opportunity Investments Corp. (the “Company”), as parent guarantor, and Retail Opportunity Investments Partnership, LP (the “Operating Partnership”), the operating partnership subsidiary of the Company, as borrower, entered into the First Amendment to Second Amended and Restated Credit Agreement (the “Credit Agreement Amendment”), with KeyBank National Association, as Administrative Agent (the “Administrative Agent”), and the other lenders party thereto, which amends the Second Amended and Restated Credit Agreement (the “Credit Agreement”) by and among the Company, as parent guarantor, the Operating Partnership, as borrower, KeyBank National Association, as Administrative Agent, Swing Line Lender and L/C Issuer, PNC Bank National Association and U.S. Bank National Association, as Co-Syndication Agents and the other lenders party thereto.

Pursuant to the Credit Agreement Amendment, the lenders agreed to, among other things, (i) amend the definition of Applicable Rate (as defined in the Credit Agreement) with the effect of reducing the current borrowing rate to the  London Inter-bank Offered Rate (“LIBOR”) plus 0.9% and (ii) extend the initial maturity date of the Credit Agreement to February, 2024.

The foregoing description of the Credit Agreement Amendment is qualified in its entirety by reference to the text of such agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Term Loan Facility

On December 20, 2019, the Company, as parent guarantor, and the Operating Partnership, as borrower, entered into the First Amendment to First Amended and Restated Term Loan Agreement (the “Term Loan Agreement Amendment”) with KeyBank National Association, as Administrative Agent, and the other lenders party thereto, which amends the First Amended and Restated Term Loan Agreement (the “Term Loan Agreement”) by and among the Company, as parent guarantor, the Operating Partnership, as borrower, KeyBank National Association, as Administrative Agent, BMO Capital Markets and Regions Bank, as Co-Syndication Agents, Capital One, National Association, as Documentation Agent, and the other lenders party thereto.

Pursuant to the Term Loan Agreement Amendment, the lenders agreed to, among other things, (i) amend the definition of Applicable Rate (as defined in the Term Loan Agreement) with the effect of reducing the current borrowing rate to LIBOR plus 1.0% and (ii) extend the initial maturity date of the Term Loan Agreement to January, 2025.

The foregoing description of the Term Loan Agreement Amendment is qualified in its entirety by reference to the text of such agreement attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1

First Amendment to Second Amended and Restated Credit Agreement, dated as of December 20, 2019, by and among Retail Opportunity Investments Corp., as the guarantor, and Retail Opportunity Investments Partnership, LP, as the borrower, KeyBank National Association, as Administrative Agent, and the other lenders party thereto.

10.2

First Amendment to First Amended and Restated Term Loan Agreement, dated as of December 20, 2019, by and among Retail Opportunity Investments Corp., as the Parent Guarantor, Retail Opportunity Investments Partnership, LP, as the Borrower, KeyBank National Association, as Administrative Agent, and the other lenders party thereto.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2019	RETAIL OPPORTUNITY INVESTMENTS CORP.

	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer

Dated: December 27, 2019	RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

By: RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its general partner

	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer